UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2026

SOUND POINT DIRECT LENDING BDC

(Exact name of Registrant as specified in its charter)

Delaware	814-01938	33-4342329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 34th Floor, New York, New York	10152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 895-2280

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 24, 2026, the Board of Trustees of Sound Point Direct Lending BDC (the “Company”) adopted and approved the Second Amendment to the Company’s Amended and Restated Declaration of Trust (the “Second Amendment”). The Second Amendment amends the Company’s Amended and Restated Declaration of Trust, dated as of November 17, 2025 (as amended, the “Existing Declaration of Trust”), to add a provision expressly stating that the Company, to the extent permitted under such act, will not prepare or deliver an investment management report pursuant to Japan’s Act on Investment Trusts and Investment Corporations (Act No. 198 of 1951, as amended).

The description above is only a summary of the Second Amendment and is qualified in its entirety by reference to the Second Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Second Amendment to Amended and Restated Declaration of Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sound Point Direct Lending BDC

Date: July 29, 2026	By:	/s/ Andrew Eversfield
	Name:	Andrew Eversfield
	Title:	Chief Executive Officer

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